Q2 2025 Financial Results September 22, 2025 Presented by Jason Kim CEO Darren Ma CFO

Disclaimer This presentation contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Firefly. Statements included in this press release that are not statements of historical fact, including statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance, are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology. In particular, our guidance, outlook and forecasts for full-year 2025, statements about the markets in which we operate, including growth of our various markets, statements about potential new products and product innovation, our ability or expectations to establish new partnerships, our expectations regarding new vehicle launches and launch timelines, and our ability to retain existing customers and maintain their bookings are forward-looking statements. Accordingly, undue reliance should not be placed on such statements. Various risks that could cause actual results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: our failure to manage our growth effectively and our ability to achieve and maintain profitability; the potential for delayed or failed launches, and any failure of our launch vehicles and spacecraft to operate as intended; our inability to manufacture our launch vehicles, landers, or orbital vehicles at a quantity and quality that our customers demand; the hazards and operational risks that our products and service offerings are exposed to, including the wide and unique range of risks due to the unpredictability of space; the market for commercial launch services for small- and medium-sized payloads not achieving the growth potential we expect; our dependence on contracts entered into in the ordinary course of business and our dependence on major customers and vendors; a loss of, or default by, one or more of our major customers, or a material adverse change in any such customer’s business or financial condition, could materially reduce our revenues and backlog; uncertain global macro-economic and political conditions, including the implementation of tariffs; disruptions in U.S. government operations and funding and budgetary priorities of the U.S. government; the failure of our information technology systems, physical or electronic security protections; the inability to operate Alpha at our anticipated launch rate (including due to potential regulatory delays) or finalize the development and delivery of Eclipse; our failure to establish and maintain important relationships with government agencies and prime contractors; the inability to realize our backlog; evolving government laws and regulations; our ability to remediate the material weakness with respect to our internal control over financial reporting and disclosure controls and procedures; our ability to implement and maintain effective internal control over financial reporting in the future; and other factors set forth in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law. Use of Non-GAAP Financial Measures Adjusted EBITDA, Non-GAAP Operating Expenses, Non-GAAP Research and Development, Non-GAAP Selling, General, and Administrative, Non-GAAP Other Expense, and Free Cash Flow are non-GAAP financial measures. These non-GAAP measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most directly comparable financial measure prepared in accordance with U.S. GAAP is included in the supplemental financial data attached to this press release. Non-GAAP financial measures have important limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of Firefly’s performance or cash flows as reported under U.S. GAAP. Non-GAAP financial measures may be defined differently by other companies in our industry and may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Firefly believes non-GAAP financial information provides additional insight into the Company’s ongoing performance. Therefore, Firefly provides this information to investors for a more consistent basis of comparison and to help them evaluate the Company’s ongoing performance and liquidity and to enable more meaningful period to period comparisons. Adjusted EBITDA We define Adjusted EBITDA as net loss adjusted for interest expense, net, provision for income taxes, depreciation and amortization, stock-based compensation expense, the change in fair value of warrant liabilities, loss (gain) on disposal of fixed assets, transaction costs, and other expenses. In addition to net loss, we use Adjusted EBITDA to evaluate our business, measure its performance, and make strategic decisions. We believe that Adjusted EBITDA provides useful information to management, investors, and analysts in assessing our financial performance and results of operations across reporting periods by excluding items we do not believe are indicative of our core operating performance. Net loss is the U.S. GAAP measure most directly comparable to Adjusted EBITDA. Adjusted EBITDA should not be considered as an alternative to net loss. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Non-GAAP Operating Expenses We define Non-GAAP Operating Expenses as operating expenses, less stock-based compensation expense, one-time costs related to the IPO, and loss on disposal of fixed assets. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business. Non-GAAP Research and Development We define Non-GAAP Research and Development as research and development less stock-based compensation expense. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business. Non-GAAP Selling, General, and Administrative We define Non-GAAP Selling, General and Administrative as selling, general and administrative less stock-based compensation expense and one-time costs related to the IPO. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business. Non-GAAP Other Expense We define Non-GAAP Other Expense as other expense less change in fair value of warrant liabilities and certain other items that are not expected to recur in the future. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business. Free Cash Flow We define Free Cash Flow as net cash used in operating activities, less purchases of property and equipment. We believe that Free Cash Flow is a meaningful indicator of liquidity that provides information to management and investors about the amount of cash generated from or used in operations that, after purchases of property and equipment, can be used for strategic initiatives, including continuous investment in our business and strengthening our balance sheet. Free Cash Flow has limitations as a liquidity measure, and you should not consider it in isolation or as a substitute for analysis of our cash flows as reported under U.S. GAAP. Free Cash Flow may be affected in the near to medium term by the timing of capital investments, fluctuations in our growth and the effect of such fluctuations on working capital, and changes in our cash conversion cycle.

We deliver rockets and spacecraft to support national security, exploration, and commercial missions, keeping America at the forefront of space Firefly is a space and defense leader FIRST & ONLY U.S.-Based Company with an Operational Rocket in the 1,000 kg Category ~24-HOUR Record Setting Responsive Launch FIRST OF ITS KIND Partnership on Eclipse Development with Northrop FIRST Commercial Company to Fully Successfully Land on the Moon

Our revenue generating products ALPHA ECLIPSE LAUNCH Operational Targeting 2026 BLUE GHOST ELYTRA SPACECRAFT Operational Targeting 2025

Spacecraft – Congressional testimony “Our mission inspired humanity. With the help of Congress and NASA, Firefly is honored to lead America forward into the stars.” – Jason Kim

4 Blue Ghost missions for NASA Spacecraft – Blue Ghost 1st Successful Commercial Moon Landing Targeting 2029 landing near Moon’s south pole Targeting 2028 landing at Gruithuisen Domes Targeting 2026 landing on the Moon’s far side Signed $10M NASA data contract addendum in Q3 Blue Ghost Mission 1 $112m NASA CLPS Contract Blue Ghost Mission 2 $130m NASA CLPS Contract Blue Ghost Mission 3 $180m NASA CLPS Contract Blue Ghost Mission 4 $177m NASA CLPS Contract Completed Mar. 16 3 Elytra Dark vehicles supporting missions +$500M In Blue Ghost contracts awarded Blue Ghost Mission 2 Qualification Structure Blue Ghost Mission 2 Payload Deliveries

3 Elytra Configurations For On-Orbit Missions 1st Elytra Mission ready for launch in 2025 >1,550 Delta-V (m/sec) with 50kg payload Spacecraft – elytra Multi-Mission Multi-Orbit Elytra Mission 1 Elytra Mission 3 Ocula lunar imaging service by Elytra Elytra Mission 2 Target launch: 2026 Serving as BGM2 transfer vehicle & comms relay DIU SINEQUONE Target launch: 2027 Responsive space maneuvers for national security Target launch: 2025 Supporting Xtenti FANTM-RIDE demo for the NRO

1-ton Only Operational U.S. Rocket in This Class 6 Launches To Date 30+ Launches in Backlog Launch – Alpha 1 4 2 3 Vandenberg Space Force Base, SLC-2 California Operational 1 NASA Wallops Flight Facility, Pad 0A Virginia Target launch: 2026 2 Esrange Space Center, LC-3C Sweden Target launch: 2027 3 Cape Canaveral SFS Launch Site, SLC-20 Florida Reserved capacity 4 4 Launch Site Options Alpha Flight 8 Alpha Flight 7 Reaver Engine Hot Fire

16-tons to LEO 7 Miranda engines powering the First Stage $50m Equity investment by Northrop Grumman Launch – eclipse Eclipse Flight First Stage Fit Check Miranda 100% Power Hot Fire Reusable First Stage 90+ Miranda engine hot fire tests to date Engine Bay Testing

CONDENSED CONSOLIDATED STATEMENTS OF NET LOSS AND COMPREHENSIVE LOSS (GAAP)     For the Three Months Ended June 30,     For the Six Months Ended June 30,       2025     2024     2025     2024   Revenue   $ 15,549     $ 21,071     $ 71,404     $ 29,388   Cost of sales     11,554       18,120       65,189       28,360   Gross profit     3,995       2,951       6,215       1,028   Operating expenses                         Research and development     45,774       39,544       93,786       77,179   Selling, general, and administrative     12,571       12,288       25,323       21,868   Loss on disposal of fixed assets     —       19       —       22   Total operating expenses     58,345       51,851       119,109       99,069   Loss from operations     (54,350)     (48,900)     (112,894)     (98,041) Other expense                         Interest expense, net     (5,237)     (3,738)     (10,401)     (7,491) Other expense, net     (4,191)     (815)     (576)     (692) Total other expense, net     (9,428)     (4,553)     (10,977)     (8,183) Loss before provision for income taxes   $ (63,778)   $ (53,453)   $ (123,871)   $ (106,224) Provision for income taxes     —       —       —       —   Net loss and comprehensive loss   $ (63,778)   $ (53,453)   $ (123,871)   $ (106,224) Less: Accretion of dividends of Series C Preferred Stock     5,363       5,296       10,942       10,515   Less: Accretion of dividends of Series D-1 Preferred Stock     10,856       —       17,465       —   Less: Accretion of dividends of Series D-3 Preferred Stock     266       —       266       —   Net loss available to common stockholders   $ (80,263)   $ (58,749)   $ (152,544)   $ (116,739)                           Net loss per common share                         Basic and diluted   $ (5.78)   $ (4.60)   $ (11.17)   $ (9.24) Weighted-average common shares outstanding                         Basic and diluted     13,877       12,765       13,659       12,630   (unaudited; in thousands, except per share amounts)

(unaudited; in thousands)   June 30, 2025   Dec. 31, 2024   Assets         Current assets         Cash and cash equivalents $ 205,286   $ 123,431   Restricted cash, current   829     424   Accounts receivable, net   5,638     1,004   Advanced payments, current   13,626     52,404   Other current assets   8,730     3,454   Total current assets   234,109     180,717   Advanced payments, less current portion   41,770     41,770   Property and equipment, net   138,654     135,575   Restricted cash, less current portion   15,428     13,703   Right-of-use assets - operating leases   14,366     14,604   Right-of-use assets - finance leases   4,585     3,708   Goodwill   17,097     17,097   Other noncurrent assets   784     158   Total assets $ 466,793   $ 407,332   June 30, 2025      Dec. 31, 2024    Liabilities, temporary equity, and stockholders' deficit Current liabilities           Accounts payable $ 32,877     $ 37,633   Accounts payable - related parties   441       86   Accrued expenses   16,664       14,419   Operating lease liability, current   316       1,128   Finance lease liability, current   1,067       856   Deferred revenue, current   82,706       108,069   Notes payable, current   6,869       6,349   Other current liabilities   6,495       10,837   Total current liabilities   147,435       179,377   Operating lease liability, less current portion   15,215       16,466   Finance lease liability, less current portion   2,528       1,996   Deferred revenue, less current portion   75,824       45,904   Notes payable, less current portion   123,479       124,079   Notes payable, less current portion - related parties   18,079       17,524   Warrant liability   9,177       4,070   Other liabilities, less current portion   19,681       25,956   Total liabilities $ 411,418     $ 415,372    June 30, 2025     Dec. 31, 2024    Commitments and contingencies Temporary equity           Redeemable convertible preferred stock, $0.0001 par value; 65,408 and 51,033 shares authorized as of June 30, 2025 and December 31, 2024, respectively; 52,543 and 41,588 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively; $1,599,250 and $1,227,158 liquidation preference as of June 30, 2025 and December 31, 2024, respectively   973,371       759,582   Stockholders' deficit           Common stock, $0.0001 par value, 168,772 and 154,397 shares authorized as of June 30, 2025 and December 31, 2024, respectively; 14,008 and 13,241 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively   2       1   Additional paid-in capital, net of issuance costs   —       —   Accumulated deficit   (917,998)     (767,623) Total stockholders' deficit   (917,996)     (767,622) Total liabilities, temporary equity, and stockholders' deficit $ 466,793     $ 407,332   CONDENSED CONSOLIDATED BALANCE SHEETS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS   For the Six Months Ended June 30     2025     2024   Cash flows from operating activities           Net loss $ (123,871)   $ (106,224) Adjustments to reconcile net loss to net cash used in operating activities:           Depreciation and amortization   7,916       3,037   Loss on sale of fixed assets   —       22   Stock-based compensation   1,191       834   Change in fair value of warrant liability   5,107       (31) Non-cash interest expense   3,586       4,088   Non-cash inventory write-off   —       247   Changes in operating assets and liabilities:           Accounts receivable   (4,634)     (3,660) Advanced payments   38,778       (16,261) Other assets   (4,238)     6,303   Accounts payable   (3,344)     3,320   Accounts payable - related parties   355       701   Accrued expenses   2,245       119   Other liabilities   (11,190)     19,334   Right-of-use assets   986       1,744   Lease liabilities   (2,063)     (3,323) Deferred revenue   4,557       8,935   Net cash used in operating activities $ (84,619)   $ (80,815) For the Six Months Ended June 30 2025 2024 Cash flows from investing activities           Purchases of property and equipment     (11,837)     (21,834) Net cash used in investing activities   $ (11,837)   $ (21,834) Cash flows from financing activities           Proceeds from issuance of preferred stock     184,116       22,186 Principal payments on finance leases     (883)     (398) Proceeds from notes payable     —       24,599 Payments on notes payable     (3,195)     (1,008) Payments of debt issuance costs     (575)     (2,001) Proceeds from repayment of employee note     383       123 Proceeds from exercise of stock options     595       315 Net cash provided by financing activities   $ 180,441     $ 43,816 Net increase (decrease) in cash and cash equivalents and restricted cash   $ 83,985     $ (58,833) Cash and cash equivalents and restricted cash           Balance, beginning of period     137,558       95,146 Balance, end of period   $ 221,543     $ 36,313 Reconciliation of cash and cash equivalents and restricted cash           Cash and cash equivalents   $ 205,286     $ 21,865 Restricted cash, current     829       2,470 Restricted cash, non-current     15,428       11,978 Total cash and cash equivalents and restricted cash at the end of the period   $ 221,543     $ 36,313 For the Six Months Ended June 30 2025 2024 Supplemental disclosures of cash flow information             Cash paid for interest   $ 11,101     $ 10,666   Non-cash investing and financing activities             Property and equipment additions in accounts payable   $ 1,413     $ 560   Capitalized interest (paid-in-kind)   $ 573     $ —   Issuance of debt in exchange of software licenses   $ 664     $ —   Right-of-use asset acquired in exchange for finance lease liabilities   $ 1,625     $ 339   (unaudited; in thousands)

# RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

| | For the Three Months Ended | | For the Six Months Ended | |
|---|---|---|---|---|
| | June 30, 2025 | June 30, 2024 | June 30, 2025 | June 30, 2024 |
| Net loss | $ (63,778) | $ (53,453) | $ (123,871) | $ (106,224) |
| Adjusted for: | | | | |
| Interest expense, net | 5,237 | 3,738 | 10,401 | 7,491 |
| Depreciation and amortization | 3,920 | 1,541 | 7,916 | 3,037 |
| Stock-based compensation expense | 760 | 425 | 1,191 | 834 |
| Change in fair value of warrant liabilities | 4,191 | 31 | 5,107 | 31 |
| Loss on disposal of fixed assets | — | 19 | — | 22 |
| One-time costs related to the IPO (1) | 1,767 | — | 4,220 | — |
| Other | — | 8 | — | 33 |
| Adjusted EBITDA | $ (47,903) | $ (47,691) | $ (95,036) | $ (94,776) |

| | For the Three Months Ended | | For the Six Months Ended | |
|---|---|---|---|---|
| | June 30, 2025 | June 30, 2024 | June 30, 2025 | June 30, 2024 |
| Research and development | $ 45,774 | $ 39,544 | $ 93,786 | $ 77,179 |
| Stock-based compensation expense | (177) | (118) | (295) | (242) |
| Non-GAAP Research and Development | $ 45,597 | $ 39,426 | $ 93,491 | $ 76,937 |
| | | | | |
| Selling, general, and administrative | $ 12,571 | $ 12,288 | $ 25,323 | $ 21,868 |
| Stock-based compensation expense | (583) | (307) | (896) | (592) |
| One-time costs related to the IPO (1) | (1,767) | — | (4,220) | — |
| Non-GAAP Selling, General, and Administrative | $ 10,221 | $ 11,981 | $ 20,207 | $ 21,276 |

| | **For the Three Months Ended** | | **For the Six Months Ended** | |
|---|---|---|---|---|
| | June 30, 2025 | June 30, 2024 | June 30, 2025 | June 30, 2024 |
| Operating expenses | $ 58,345 | $ 51,851 | $ 119,109 | $ 99,069 |
| Stock-based compensation expense | (760) | (425) | (1,191) | (834) |
| One-time costs related to the IPO (1) | (1,767) | - | (4,220) | — |
| Loss on disposal of fixed assets | — | (19) | — | (22) |
| Non-GAAP Operating Expenses | $ 55,818 | $ 51,407 | $ 113,698 | $ 98,213 |
| | | | | |
| Other expense | $ 9,428 | $ 4,553 | $ 10,977 | $ 8,183 |
| Change in fair value of warrant liabilities | (4,191) | (31) | (5,107) | (31) |
| Other | — | (8) | — | (33) |
| Non-GAAP Other Expense | $ 5,237 | $ 4,514 | $ 5,870 | $ 8,119 |

(1) Represents costs incurred related to the IPO that do not meet the direct and incremental criteria per SEC Staff Accounting Bulletin Topic 5.A to be charged against the gross proceeds of the transaction but are not expected to recur in the future.

| | For the Three Months Ended | | For the Six Months Ended | |
|---|---|---|---|---|
| | June 30, 2025 | June 30, 2024 | June 30, 2025 | June 30, 2024 |
| Net cash used in operating activities | $ (28,082) | $ (20,232) | $ (84,619) | $ (80,815) |
| Purchases of property and equipment | (9,183) | (17,331) | (11,837) | (21,834) |
| Free Cash Flow | $ (37,265) | $ (37,563) | $ (96,456) | $ (102,649) |

*(unaudited; in thousands)*

The tables above present reconciliations of Adjusted EBITDA, Non-GAAP Research and Development, Non-GAAP Selling, General, and Administrative, Non-GAAP Operating Expenses, Non-GAAP Other Expense, and Free Cash Flow to their most directly comparable financial measures presented in accordance with U.S. GAAP:

FIREFLY AEROSPACE
Q2 2025 Financial Results
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# OUR VISION


Alpha / Eclipse
Elytra
Blue Ghost
LEO/SSO
MEO
GEO
CISLUNAR
DEEP SPACE
Interplanetary
Constellations
Dynamic Space Operations
Optical Crosslinks
Lunar Transfer Services
Reusability
Hypersonics
Small Landers & Rovers
Sample Return
Station Servicing
Interoperability
Large Landers
Long Haul Comms
Responsive Launch
Lunar Logistics & Infrastructure
Relay Services
Space Situational Awareness
De-Orbit & Reentry
Allied Launch Access
In-Space Mobility, Hosting, and Servicing
Lunar Mapping

FIREFLY AEROSPACE

Q2 2025 Financial Results

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Q&A